Exhibit 10.1

AMENDMENT AGREEMENT NO. 3

This AMENDMENT AGREEMENT NO. 3 (this “Agreement”), dated as of August 30, 2019 (the “Effective Date”), is made by and among AP Gaming Holdings, LLC, a Delaware limited liability company (“Holdings”), AP Gaming I, LLC, a Delaware limited liability company (the “Borrower”), Jefferies Finance LLC, as Administrative Agent under the Existing Credit Agreement (as defined below) (the “Administrative Agent”), and each of the Revolving Facility Lenders party hereto.

PRELIMINARY STATEMENTS:

(1)     Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain First Lien Credit Agreement, dated as of June 6, 2017 (as amended on December 6, 2017, as amended and restated on February 7, 2018, as amended and restated on October 5, 2018 and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

(2)     The Borrower and the Revolving Facility Lenders have agreed to amend the definition of “Applicable Margin” that is applicable to the Initial Revolving Loans in the Existing Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

section 1.     Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement as amended by this Agreement (the “Amended Credit Agreement”).

section 2.     Amendment to Existing Credit Agreement. Effective as of the Effective Date,

(a) the definition of “Adjusted LIBO Rate” in the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to the greater of (x) (a) the LIBO Rate in effect for such Interest Period divided by (b) one minus the Statutory Reserves applicable to such Eurocurrency Borrowing, if any; provided that if the Adjusted LIBO Rate shall be less than zero pursuant to this clause (x), such interest rate shall be deemed to be zero and (y) in the case of Eurocurrency Borrowings composed of Eurocurrency Term Loans or Eurocurrency Revolving Loans, 1.00%.

(b) clause (ii) of the definition of “Applicable Margin” in the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“(ii) with respect to any Initial Revolving Loan, 3.50% per annum in the case of any Eurocurrency Loan and 2.50% per annum in the case of any ABR Loan; provided that if the Borrower receives a corporate credit rating of at least B1 from Moody’s at any time after the Effective Date, the Applicable Margin with respect to any Initial Revolving Loan shall be 3.25% per annum in the case of any Eurocurrency Loan and 2.25% per annum in the case of any ABR Loan, in each case, at all times thereafter regardless of any future rating and”

section 3.     Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Amended Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. From and after the Effective Date, this Agreement shall be a Loan Document under the Amended Credit Agreement.

(b)     The Security Documents and each other Loan Document, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement and the Amended Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

(c)     The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

section 4.     Binding Effect; Execution in Counterparts. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower the Administrative Agent and the Revolving Facility Lenders, and thereafter shall be binding upon and inure to the benefit of Holdings, the Borrower, the Administrative Agent, each Issuing Bank and each Lender and their respective permitted successors and assigns. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Agreement.

section 5.     Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Revolving Facility Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

section 6.     Governing Law; Etc.

(a)     THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)      EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

section 7.     No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

section 8.     Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOLDINGS: AP GAMING HOLDINGS, LLC, a Delaware limited liability company By: /s/ Kimo Akiona _____________________________ Name: Kimo Akiona Title: CFO

BORROWER: AP GAMING I, LLC, a Delaware limited liability company By: /s/ Kimo Akiona ______________________________ Name: Kimo Akiona Title: CFO

[Amendment Agreement No. 3]

JEFFERIES FINANCE LLC, as Administrative Agent and Revolving Facility Lender By: /s/ Paul McDonnell ______________________________ Name: Paul McDonnell Title: Managing Director

[Amendment Agreement No. 3]

MACQUARIE CAPITAL FUNDING LLC, as a Revolving Facility Lender By: /s/ Mimi Shah _____________________________ Name: Mimi Shah Title: Authorized Signatory

By: /s/ Lisa Grushkin ______________________________ Name: Lisa Grushkin Title: Authorized Signatory

[Amendment Agreement No. 3]